Exhibit 10.16.1

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

FIRST AMENDMENT

(“Amendment No. 1”)

This first amendment, effective as of October 1, 2013 (“Amendment No. 1 Effective Date”), to the LICENSE AGREEMENT BY AND BETWEEN MACROGENICS, INC. AND GILEAD SCIENCES, INC. dated as of January 3, 2013 (the “Agreement”), by and between GILEAD SCIENCES, INC., a Delaware Corporation (“Gilead”), on the one hand, and MACROGENICS, INC., a Delaware corporation, on the other hand (“MacroGenics”). Capitalized terms used but not defined herein shall have the meanings assigned them in the Agreement.

WHEREAS pursuant to the Agreement MacroGenics granted to Gilead, among other things, the right under certain terms, to obtain exclusive licenses under certain intellectual property rights Controlled by MacroGenics for the Research, Development, Manufacture and Commercialization of Program DARTs and Licensed Products from the *** Licensed Program, in accordance with the terms of the Agreement;

WHEREAS the Parties wish to modify the terms for exercising such rights and obtaining such exclusive licenses; and

WHEREAS MacroGenics and Gilead may perform Research activities with respect to certain potential *** prior to the expiration of the nomination period for such *** as mutually agreed by the Parties.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants and obligations set forth in this Amendment No. 1, the parties hereby agree as follows:

1.	In Section 1.137 (Additional Definitions):

1.1	The section reference of “8.1” for the defined term “License Fee” is hereby deleted and substituted with the section reference of “8.1.1”.

1.2	The terms defined in the new text added to the Agreement by this Amendment No. 1 are hereby inserted into Section 1.1.37, together with the section references for the Sections containing the definitions for such defined terms.

2.	In the first sentence of Section 3.2.1(a) the *** is hereby replaced with the *** so that the sentence reads in its entirety:

“At any time prior to the date that is *** after the Effective Date (“***”), Gilead may notify MacroGenics in writing of its nomination of a combination of *** Targets to serve as the *** (“***”).”

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

3.	In the third sentence of Section 3.2.1(b) the first occurrence of the phrase “***” is hereby deleted and substituted with the phrase “*** (*** and a Target that is ***, which may ***)”, so that the sentence, up to and including the colon, reads:

“MacroGenics shall be entitled to *** the *** (*** and a Target that is *** which may ***) or the *** only if the nominated combination:”

4.	The following text is hereby added to the Agreement as a new Section 3.2.1(d):

“3.2.1(d):	Promptly after ***, the Parties shall negotiate in good faith the terms and conditions of a separate agreement under which, during a period beginning on the effective date of such agreement and ending on the commencement of the Research Term of the *** Licensed Program or, if earlier, the expiration of the ***, MacroGenics and Gilead would conduct certain Research activities related to *** (the “Pre-Program Research” in accordance with a written research plan and budget mutually agreed upon by the Parties in advance (such plan and budget the “Pre-Program Plan” and MacroGenics’ Out-of-Pocket Costs and FTE Costs incurred in the conduct of such Pre-Program Research, “Pre-Program Costs”). Such agreement shall also include terms and conditions governing the confidentiality, ownership and inventorship of inventions, discoveries and Know-How created, discovered or reduced to practice in the course of the Pre-Program Research.”

5.	Section 8.1 (License Fees) is hereby deleted in its entirety and substituted with the following text:

“8.1	License Fees and Pre-Program Costs.

8.1.1	Gilead shall pay MacroGenics a non-refundable, non-creditable payment of Seven Million Five Hundred Thousand Dollars ($7,500,000) for each Licensed Program within *** after (a) with respect to the *** Licensed Program, the later of the Effective Date and Gilead’s receipt of the corresponding invoice; and (b) with respect to the *** Licensed Program, the *** Licensed Program and the *** Licensed Program, the later of the Clearance Date for such Licensed Program and the date of Gilead’s receipt of the corresponding invoice. Each such payment is referred to as a “License Fee”, and the maximum amount of License Fees payable hereunder shall be Thirty Million Dollars ($30,000,000).

8.1.2

In the event Gilead is granted a license to the *** Licensed Program under Section 4.1.3, Gilead shall reimburse MacroGenics for Out-of Pocket Costs and FTE Costs incurred by MacroGenics that are Pre-Program Costs. Reimbursement of Pre-Program Costs that are FTE Costs (not to exceed the number of FTEs specified in the Pre-Program Plan) shall be at the FTE Rate. MacroGenics shall use standard industry systems and

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

processes to record the number of hours/FTEs actually applied to the Pre-Program Research, which systems and process shall be consistently and equitably applied to all MacroGenics research programs with Third Parties. Gilead shall reimburse MacroGenics for Pre-Program Costs within *** after receipt from MacroGenics of each invoice identifying Pre-Program Costs issued within *** after the end of each Calendar Quarter.”

6.	Except as specifically set forth herein, this Amendment No. 1 shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. After the date hereof, any reference to the Agreement shall mean the Agreement as amended herein.

7.	The Agreement as amended by this Amendment No. 1, shall embody the entire understanding of the parties with respect to the subject matter hereof and shall supersede all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof.

[Signatures on following page.]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their duly authorized representatives effective as of the date first above written.

GILEAD SCIENCES, INC.	MACROGENICS, INC.

By: /s/ Norbert Bischofberger	By: /s/ Scott Koenig

Name: Norbert Bischofberger	Name: Scott Koenig

Title: EVP, R&D/Chief Scientific Officer	Title: CEO

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.